-1- SEPARATION AGREEMENT & RELEASE This is an Agreement between Baker Hughes Company (the “Company”) and Nancy Buese (the “Employee”), effective on February 24, 2025 (the “Effective Date”). WHEREAS, the Employee’s position as Executive Vice President, Chief Financial Officer of the Company will terminate on the terms and conditions set forth herein, effective as of the Effective Date; WHEREAS, in exchange for the advisory fees described herein, the Employee will assume a role as advisor to the Chairman and Chief Executive Officer of the Company (the “CEO”), beginning on the Effective Date and ending on April 30, 2025 (the “Advisor End Date”); WHEREAS, in furtherance of the foregoing, the Employee and the Company have reached an agreement with respect to all rights, duties and obligations arising between them, including, but not limited to, any rights, duties and obligations that have arisen or might arise out of or are in any way related to the Employee’s employment with the Company and the conclusion thereof; and WHEREAS, the Company and the Employee intend the terms and conditions of this Agreement to govern all issues related to the Employee's employment and separation from the Company and its affiliates. 1. Transition to Advisor and Consideration/Other Payments. a. Transition to Advisor Role. The Employee will cease employment as Executive Vice President, Chief Financial Officer, and assume the role of advisor to the CEO, on the Effective Date. With the exception of the Advisor Services (as defined below), Employee hereby resigns from all other positions with the Company and its affiliates and all positions in which the Employee is serving as the Company’s designee (including the board of directors of HMH) upon the Effective Date, without any further action on the Employee’s part. However, the Employee shall, at the Company’s request, execute and deliver to the Company any additional documentation that may be required under local law or otherwise to effect such resignations. b. Advisor Services. During the period from the Effective Date through the Advisor End Date (the “Advisor Period”), Employee agrees to serve as an advisor to the CEO and, in that capacity, to furnish advice, consultation and related services upon the request of the CEO (the “Advisor Services”). During the Advisor Period, Employee shall be an independent contractor and shall not be an employee of the Company. Employee shall have no authority to obligate the Company to any agreement or to exercise any supervision or direction over the Company’s employees. As an independent contractor, Employee will not be entitled to participate in any of the Company’s employee compensation or benefit plans, programs or arrangements, expect as expressly provided herein. As compensation for the Advisor Services, Employee will receive a monthly cash consulting fee during the Advisor Period equal to $200,000 (prorated for the month of February), payable in accordance with the Company’s standard practices for independent contractors, and the proration calculation

-2- applicable to LTIP awards will be computed through March 31, 2025 as provided in Section 1(e) below. Payment of the monthly consulting fees for the months of March and April will also be subject to the Employee signing and not revoking an additional release of claims in the form attached hereto as Exhibit A within the period of time specified therein. c. Separation Benefits. In consideration for the Employee signing and delivering this Agreement, and subject to Section 13 herein, the Company agrees to pay to the Employee the following regular separation benefits described in this Section 1(c). So long as the Employee signs and does not revoke the Release during the revocation period described in 2(c) herein, and subject to Section 13 herein, the Company will, pursuant to the Company’s Executive Severance Program, (i) pay the Employee cash severance benefits in the gross amount of One Million Dollars ($1,000,000) (which constitutes 12 months of Base Compensation (as defined in the Executive Severance Program)) in a single cash payment on the next available payroll cycle which occurs six months after the Effective Date and subject to the conditions stated there and elsewhere in this Agreement and (ii) pay a nationally recognized outplacement firm of its choice for up to twelve months of outplacement services to be provided to the Employee. The Employee will forfeit the outplacement services if Employee does not start them within 30 days following the Effective Date d. Paid Time Off. The Employee understands and agrees that the consideration provided in this Agreement includes any paid time off and that the Employee will not receive any payment for unused or accrued paid time off of any kind. e. Long-Term Incentives. Long-term incentive awards previously granted under the Baker Hughes Company 2021 Long-Term Incentive Plan (the “LTIP”) shall be governed by the terms of the applicable award agreements and the LTIP, as set out more particularly in Appendix A to this Agreement, and, solely for purposes of the proration calculation applicable to such awards, Employee’s Involuntary Termination, as defined in, and for the purposes of, the award agreements granted pursuant to the LTIP, is deemed to be March 31, 2025. f. Continued Participation in Company Benefit Plans. Subject to the terms and conditions of the applicable plan and applicable law, the Employee shall continue to participate in the Company’s medical, dental, vision, life and AD&D benefit plans for the six-month period immediately following the Effective Date as if the Employee had remained employed during such six month period. Premiums will be fully paid by the Company. 2. Employee Acknowledgments and Representations. The Employee acknowledges, represents and agrees as follows: a. Receipt of Wages and Benefits. Except as stated above, Employee agrees that the Employee has received all wages and compensation, including but not limited to overtime compensation, due to the Employee. The Employee is not entitled to any other payments of any kind, including to the payments and benefits the Employee is receiving under this Agreement, except as a result of the Employee’s agreement to the terms herein. Employee agrees that those payments and benefits are sufficient consideration for this Agreement.

-3- b. IMPORTANT NOTICE REGARDING RELEASE OF CLAIMS OF AGE DISCRIMINATION. The Employee acknowledges that the Employee knowingly and voluntarily enters into this Agreement (including the release of claims contained in Section 3 (the “Release”)) with the purpose of waiving and releasing any age discrimination claims the Employee may have under the Age Discrimination in Employment Act (“ADEA”), including the Older Workers Benefit Protection Act (“OWBPA”), and the Employee acknowledges and agrees that: i. this Agreement is written in a manner in which the Employee fully understands; ii. the Employee specifically waives any rights or claims arising under the ADEA; iii. the Employee’s agreement to all of the terms set forth in this Agreement is knowing and voluntary; iv. the Employee is not waiving rights or claims under the ADEA that may arise after the date this Agreement is executed; v. the rights and claims waived in this Agreement are in exchange for consideration over and above anything to which the Employee is already entitled; and vi. the Employee has been and is hereby advised in writing to consult with an attorney prior to executing this Agreement, and has, in fact, had an opportunity to do so. c. Time to Review & Revoke. i. The Employee has been given a period of up to twenty-one (21) calendar days, if desired, within which to consider this Agreement and, in the event Employee decides to execute this Agreement in fewer than twenty-one (21) calendar days, the Employee acknowledges that they have done so with the express understanding that they have been given and declined the opportunity to consider this Agreement for a full twenty-one (21) calendar days. The Employee further acknowledges that her decision to sign the Agreement in fewer than twenty-one (21) calendar days was not induced by the Company through fraud, misrepresentation, or a threat to withdraw or alter the offer prior to the expiration of the twenty-one (21) day time period. The Employee agrees with the Company that changes, whether material or immaterial, do not restart the running of twenty-one (21) day consideration period. ii. The Employee has the right to revoke the Release under the ADEA within seven (7) calendar days from the date Employee executes this Agreement. The Release shall not be effective until such seven (7)-day revocation period has expired without the Employee having exercised these revocation rights. Thus, the Release will become final, binding and enforceable on the eighth (8th) calendar day after the Employee executes and delivers this Agreement to the Company, provided it has not been duly revoked in accordance with the terms herein. If the Release is revoked, the Release will be ineffective and the Company will not provide the severance payments and benefits set forth in Section 1(c). The Agreement will otherwise continue in full force and effect. Notice of revocation must be made in writing by the Employee and received by the Company within seven (7) calendar days from the date the Employee executes this Agreement. In order to constitute notice of acceptance and/or revocation hereunder, such notice must be delivered to:

-4- Fernando Contreras, Corporate Secretary Baker Hughes Company 575 N. Dairy Ashford, Suite 100 Houston, Texas 77079 d. Disclosure of Past and Present Claims. The Employee is not aware of (or has already disclosed to the Company) any information that the Employee has or knows about conduct by the Company or any of the Releasees that the Employee has any reason to believe violates or may violate any domestic or foreign law or regulation or Company policy or involves or may involve false claims to the United States. e. Alternative Dispute Resolution. The Employee agrees that the Employee’s agreement to Solutions or any applicable prior internal Company alternative dispute resolution process (for purposes of this Agreement collectively called “Company ADR”) remains in effect. The Employee further agrees to submit to the Company ADR any claims not released by this Agreement and covered by the Company ADR, or any claims that arise after the date the Employee signs this Agreement, to the maximum extent permitted by law, including but not limited to, disputes about the Agreement itself. The Employee understands the Employee is giving up the right to a jury trial for such claims and that all such claims submitted to final and binding arbitration pursuant to the Company ADR will be decided solely by an arbitrator. The Employee may ask the Company’s Secretary for another copy of the Company ADR process. Without limiting the foregoing, the Employee agrees that any claims for benefits under the Executive Severance Program are subject to the arbitration provisions specified in the Executive Severance Program. f. Company’s Reliance on Employee Representations. The Employee understands that the Company is relying on the Employee’s representations and obligations contained in this Agreement, including but not limited to the Release. g. Existing Restrictive Covenants. Employee agrees that any existing Non-Solicitation agreement and/or Non-Compete agreement to which the Employee is a party shall continue in full force and effect. h. No Other Severance Benefits. For the avoidance of doubt, the Employee will not be entitled to any other severance benefits and/or payments under the Executive Severance Program or under any other severance program or agreement that are not specified in this Agreement. 3. Release. a. In return for the consideration provided pursuant to Sections 1(c) and 1(e) (with respect to applying the proration calculation from February 24, 2025 through March 31, 2025) of this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Employee represents and agrees, the Employee, the Employee’s heirs, assigns, and agents forever discharge, waive and release the Releasees (as defined below) of and from all waivable claims of any kind (whether known or unknown, and including those under the ADEA) (the “Claims”) that the Employee may have against Releasees (defined below), or any of them, which arise from or relate to the Employee’s employment and/or the termination of the Employee’s employment with the

-5- Company. The Claims include, but are not limited to, any and all claims that Releasees discriminated, harassed or retaliated against the Employee on the basis of race, color, religion, national origin, sex (including pregnancy), sexual orientation, gender identity/expression, age, disability, veteran status or other characteristic or activity protected by law, violated any Company policies, procedures, covenants or express or implied contracts of any kind, violated any public policy, statutory or common law (including tort), or are in any way obligated to pay the Employee damages, expenses, costs or attorneys’ fees in relation to an alleged violation of any waivable local, state or federal law and/or the laws of any other country or jurisdiction, including but not limited to any laws and regulations of the United States and the State of Texas, and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Civil Rights Act of 1871, the Age Discrimination In Employment Act (“ADEA”), the Americans With Disabilities Act, the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the False Claims Act, the Family and Medical Leave Act of 1993, the Fair Credit Reporting Act, the Employee Retirement Income Security Act, the Equal Pay Act of 1963, the Genetic Information Non-Discrimination Act, the Immigration Reform and Control Act of 1986, the Occupational Safety and Health Act, the Lily Ledbetter Fair Pay Act, the Rehabilitation Act of 1973, the Worker Retraining and Notification Act, the Fair Labor Standards Act, the Sarbanes-Oxley Act, Employment Relations and Collective Bargaining Act, the Texas Labor Code (specifically including the Texas Payday Law, the Texas Anti-Retaliation Act, Chapter 21 of the Texas Labor Code) and other statutes and the common law of the state of Texas or any municipality or locality within the state of Texas, each as amended and/or to the fullest extent permitted under applicable law. b. To the maximum extent permitted by law, Employee agrees that Employee has not filed, nor will Employee ever file, a lawsuit asserting any claims which are released by this Release, or to accept any benefit from any lawsuit which might be filed by another person or government entity based in whole or in part on any event, act, or omission which is the subject of this Release. c. For the purposes of this Section, “Releasees” shall include the Company, its predecessors, successors and assigns, their current and former direct and indirect parents, affiliates, subsidiaries, divisions, and related business entities, and their current and former officers, directors, shareholders, employees, agents, representatives and employee benefit programs (including the trustees, administrators, fiduciaries and insurers of such programs). This Release does not waive any rights or claims that may arise after the date the Employee executes this Agreement, or that cannot be lawfully released. This Release does not modify or affect any vested benefits to which the Employee may be entitled under the terms of the LTIP or any employee benefit plan sponsored by the Company. This Release does not extend to any Claims for indemnification arising under any applicable indemnification obligation of the Company. d. This Release is not intended to prevent or discourage the Employee from filing a claim or charge or participating in an investigation or proceeding of a governmental agency, including any state or federal fair employment practices agency and law enforcement authorities, but the Employee is waiving all rights to monetary, injunctive or other personal relief from the Releasees that may result from that process to the maximum extent

-6- permitted by law; provided however that this waiver shall not apply to participation in any investigation or proceeding conducted by the U.S. Securities and Exchange Commission or other agency that precludes such a waiver. The Employee also understands that this Release does not prohibit the Employee from discussing the Employee’s compensation with others; or reporting conduct to, providing truthful information to, or participating in any investigation or proceeding conducted by any federal or state government agency or self-regulatory organization. 4. Non-Disparagement. The Employee agrees, subject to any obligations the Employee may have under applicable law, that the Employee will not make or cause to be made any statements, publicly or privately, or take any actions that disparage or in any way damage the reputation of the Company or any of its affiliates, subsidiaries, agents, officers, directors or employees. The Company agrees, subject to any obligations the Company may have under applicable law, that it shall instruct its executive officers and directors as of the Effective Date not to make or cause to be made any statements or take any actions that disparage or in any way damage the reputation of the Employee. The parties understand that nothing in this Section 4 prevents either party from making or disclosing statements, of any nature, regarding possible violations of law or regulation to government agencies or authorities. Further, this Section 4 does not in any way restrict or impede either party from exercising protected rights to the extent that such rights cannot be waived by agreement or from complying with any applicable law or regulation or a valid order of a court of competent jurisdiction or an authorized government agency, provided that such compliance does not exceed that required by the law, regulation, or order. 5. Future Employment. The Company is not obligated to offer employment to the Employee (or to accept services or the performance of work from the Employee directly or indirectly) now or in the future. 6. Return of Company Property; Final Expense Report. a. The Employee confirms that, within seven days of the Effective Date, Employee will return to the Company all Company property or equipment in Employee’s possession, including but not limited to: any documents (whether in electronic or hard copy), computer, computer related hardware, external data storage or other memory device, phone, tablet, printer, scanner, credit card, keys, and security badge assigned to the Employee. b. The Employee also confirms that the Employee has, as of the Effective Date, returned all documents and other written materials, computer programs, and any other information of the Company or others’ confidential and proprietary information and any other items which, by their nature, are for use of the Company’s employees only. The Employee has not provided any of the Company’s confidential and proprietary information to any other person or entity, nor does any other person or entity possess any of the Company’s confidential and proprietary information as a result of any actions or inactions by the Employee. c. The Employee further acknowledges that the Employee has received no permission, either written or oral, to retain any such materials, programs, information or items referenced in this Section 6.

-7- d. The Employee confirms that, within seven days of the Effective Date, Employee will submit the appropriate T&E expense reports for any expenses on Employee’s corporate credit card and any business expenses on Employee’s personal credit card, in each case that were incurred prior to the Effective Date. 7. Confidential Information. a. The Employee acknowledges that the Employee received confidential and proprietary information of the Company (collectively, “Confidential Information”) during the course of the Employee’s employment with the Company and may receive additional Confidential Information during the Advisor Period. The Employee represents that Employee has not, and agrees that the Employee will not, copy, transfer, or take any of the Confidential Information to any external storage device or external personal email or use, disclose, publish, communicate or make available any Confidential Information. The Confidential Information includes but is not limited to documents and data containing work product that the Employee or others prepared for the Company during Employee’s employment or during the Advisor Period. Confidential Information does not include materials of a solely personal or social nature or documents that relate to Company provided compensation or benefits received by the Employee or Employee’s dependents. If the Employee has any questions regarding what Employee can/cannot copy, transfer or take, Employee will raise those questions to the Company’s Chief People & Culture Officer prior to signing this Agreement. If the Employee has previously copied, transferred or taken Confidential Information, Employee will tell the Company, permit the Company to retrieve such information in a forensically sound manner, and allow and/or assist the Company, or its designee, to permanently delete the data from Employee’s personal computer or other storage. b. The Employee understands that nothing herein prevents the Employee from disclosing a trade secret or other Confidential Information when reporting, in confidence, potential violations of law or regulation to U.S. government authorities, including but not limited to the Department of Justice and the Securities and Exchange Commission, or to a U.S. court. 8. Survival of Existing Obligations. The Employee covenants and reaffirms that this Agreement does not, supersede, revoke, or cancel the Employee’s obligations to the Company under any preexisting agreements, or any other applicable employment agreement containing intellectual property assignment, confidentiality, non-competition and/or non-solicitation provisions; that such agreements shall survive the Effective Date; and the Employee shall not breach such obligations. 9. Non-Competition. a. Without limiting the foregoing, the Employee covenants that, during the period from the Effective Date through November 3, 2025 (the “Restricted Period”), the Employee will not, without the prior written approval from the Company’s Chief People & Culture Officer of the Company, directly or indirectly, render Restricted Services in a Restricted Region to any business, organization or person that competes, directly or indirectly, with the business of the Company. b. For the purposes of this Section 9:

-8- i. “Restricted Services” means the provision of any services to any of the entities listed in Exhibit B hereto; and ii. “Restricted Region” means any territory or geographic area for which Employee was responsible according to the duties and responsibilities assigned by the Company during any portion of the 12-month period prior to the Effective Date. 10. Non-Solicitation. Without limiting the foregoing, the Employee covenants that during the Restricted Period, the Employee will not, without the prior written approval from the Company’s Chief People & Culture Officer (a) directly or indirectly solicit or encourage any person who is an employee of the Company or its affiliate to terminate their employment relationship with, or accept any other employment outside of, the Company or its affiliate; (b) hire, or directly or indirectly recommend or cause to be hired by an entity for which the Employee works, any person who is, or was within twelve (12) months before or after the Effective Date, an employee of the Company or its affiliate; or (c) provide any non-public information regarding any employee of the Company or its affiliate to any external person in connection with employment outside the Company or its affiliate, including, but not limited to, recruiters and prospective employers. 11. Agreement Not to Cooperate Against the Company or Any of the Releasees. Except to the extent prohibited by law, Employee covenants that Employee will not voluntarily cooperate in any litigation against the Company or any of the Releasees, arising out of or relating to the Employee’s employment with the Company up to the Effective Date, or invite or suggest subpoenas to any proceeding against the Company or any of the Releasees, excluding cooperation with any governmental entities which is not covered by this Section 11. 12. Employee Availability. The Employee agrees to make the Employee reasonably available to the Company to respond to requests for information related to the Employee’s employment with the Company. The Employee will fully cooperate with the Company in connection with existing or future litigation or investigations brought by or against the Company or any Releasees, whether administrative, civil or criminal in nature including making themself available for consultation, document review and live testimony if requested by Company. The Company will reimburse the Employee for reasonable out-of- pocket expenses the Employee incurs as a result of such cooperation including travel and related expenses under the same considerations as would be applicable on the Effective Date. 13. Breach by Employee. The Company’s obligations to the Employee under this Agreement are contingent upon the Employee fulfilling the Employee’s obligations under this Agreement. Employee acknowledges and agrees that any breach by the Employee of the obligations under this Agreement inevitably would cause substantial and irreparable damage to the Company and its subsidiaries, for which money damages may not be an adequate remedy. Accordingly, Employee acknowledges and agrees that the Company will be entitled to an injunction and/or other equitable relief, without the necessity of posting security, to prevent the breach of such obligations. If the Company proves a breach in court or arbitration, the Employee shall indemnify and hold the Company harmless from any loss, claim or damage, including without limitation all reasonable attorneys’ fees, costs and expenses incurred in enforcing its rights under this Agreement. In addition, and without limitation of the other remedies specified herein, if the Company determines that Employee has breached this Agreement, the Company

-9- may cease providing the compensation and benefits described herein and/or may require the Employee to repay all compensation and benefits paid described herein, in each case, except to the extent that such reimbursement is prohibited by law or would result in the invalidation of the Release. 14. Compliance with Section 409A of the Internal Revenue Code. This Agreement is intended to satisfy the requirements of Section 409A of the Internal Revenue Code (and any related guidance issued by the IRS or the Treasury Department), so as to avoid the imposition of any additional taxes, penalties or interest under those rules. Accordingly, the Company will modify this Agreement to the extent necessary to avoid the imposition of any such additional taxes, penalties or interest. In the unlikely event that this need arises, the Company will take reasonable efforts to provide advance notice to the Employee. All payments under this Agreement will be delayed to the extent necessary to comply with the rules in Section 409A(a)(2)(B)(i) (generally requiring a delay of six months after separation from service for certain payments made to top-50 officers determined in accordance with Company rules). 15. Severability of Provisions. If a court or arbitrator holds that any provision in this Agreement is legally invalid or unenforceable, and cannot be modified to be enforceable, the affected provision will be stricken from the Agreement and the remaining terms of the Agreement and its enforceability shall remain unaffected. 16. Benefits Plans. The Company reserves the right to terminate, amend, suspend, replace or modify any of its benefit plans and compensation programs at any time and for any reason, and the Employee will be subject to any such termination, amendment, suspension, replacement, or modification. If a plan or program is terminated, the Employee will not receive any further benefits under that plan/program, other than payment for benefits for services or coverages incurred before it was terminated. This paragraph shall not alter any vested benefits to which the Employee may be entitled under the terms of the Plans in which the Employee is vested. 17. Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties. The parties agree they have not relied on any oral statements that are not included in this Agreement. This Agreement supersedes all prior agreements and understandings concerning the subject matter of this Agreement, other than as described in this Agreement. Any modifications to this Agreement must be in writing, must reference this Agreement, and must be signed by the Employee and an authorized employee or agent of the Company. 18. Applicable Law. This Agreement shall be construed, interpreted and applied in accordance with the law of the State of Texas. 19. Unemployment Compensation. Nothing in this Agreement is intended to affect Employee’s ability to seek Unemployment Insurance (UI). The Company will provide accurate information in response to requests related to the Employee’s application for UI benefits regarding the terms of Employee’s separation from the Company. 20. Tax Withholdings. All payments made pursuant to this Agreement are subject to all applicable tax withholdings and other deductions (to the extent such other deductions would not constitute accelerations of payment under Section 409A of the Internal Revenue Code of 1986, as amended).

-10- 21. Format. The Employee and the Company agree that a facsimile (“fax”), photographic, or electronic copy of this Agreement shall be as valid as the original. [Remainder of page left intentionally blank.]

[Signature Page to Separation Agreement] I acknowledge that I understand the above agreement includes the release of all claims. I understand that I am waiving unknown claims and I am doing so voluntarily and intentionally. Employee /s/ Nancy Buese______________ Nancy Buese __02/24/2025______ Date:___ _ BAKER HUGHES COMPANY By: /s/ Fernando Contreras_________ Fernando Contreras Date:__________02/23/2025__

-1- Exhibit A Additional Release THIS ADDITIONAL RELEASE OF CLAIMS (this “Release”) is made and entered into pursuant Sections 1(b) of the Separation Agreement entered into by and between Baker Hughes Company (the “Company”) and Nancy Buese (the “Employee”), effective on February 24, 2025 (the “Separation Agreement”). Any term not otherwise defined herein shall have the meaning ascribed in the Separation Agreement. 1. Release. a. In return for the consideration provided pursuant to the Separation Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Employee represents and agrees, the Employee, the Employee’s heirs, assigns, and agents forever discharge, waive and release the Releasees (as defined below) of and from all waivable claims of any kind (whether known or unknown, and including those under the ADEA) (the “Claims”) that the Employee may have against Releasees (defined below), or any of them, which arise from or relate to the Employee’s employment, advisor services, the termination of the Employee’s employment with the Company and/or the termination of Employee’s advisor services. The Claims include, but are not limited to, any and all claims that Releasees discriminated, harassed or retaliated against the Employee on the basis of race, color, religion, national origin, sex (including pregnancy), sexual orientation, gender identity/expression, age, disability, veteran status or other characteristic or activity protected by law, violated any Company policies, procedures, covenants or express or implied contracts of any kind, violated any public policy, statutory or common law (including tort), or are in any way obligated to pay the Employee damages, expenses, costs or attorneys’ fees in relation to an alleged violation of any waivable local, state or federal law and/or the laws of any other country or jurisdiction, including but not limited to any laws and regulations of the United States and the State of Texas, and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Civil Rights Act of 1871, the Age Discrimination In Employment Act (“ADEA”), the Americans With Disabilities Act, the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the False Claims Act, the Family and Medical Leave Act of 1993, the Fair Credit Reporting Act, the Employee Retirement Income Security Act, the Equal Pay Act of 1963, the Genetic Information Non-Discrimination Act, the Immigration Reform and Control Act of 1986, the Occupational Safety and Health Act, the Lily Ledbetter Fair Pay Act, the Rehabilitation Act of 1973, the Worker Retraining and Notification Act, the Fair Labor Standards Act, the Sarbanes-Oxley Act, Employment Relations and Collective Bargaining Act, the Texas Labor Code (specifically including the Texas Payday Law, the Texas Anti-Retaliation Act, Chapter 21 of the Texas Labor Code) and other statutes and the common law of the state of Texas or any municipality or locality within the state of Texas, each as amended and/or to the fullest extent permitted under applicable law. b. To the maximum extent permitted by law, Employee agrees that Employee has not filed, nor will Employee ever file, a lawsuit asserting any claims which are released by this Release, or to accept any benefit from any lawsuit which might be filed by another person

-2- or government entity based in whole or in part on any event, act, or omission which is the subject of this Release. c. For the purposes of this Release, “Releasees” shall include the Company, its predecessors, successors and assigns, their current and former direct and indirect parents, affiliates, subsidiaries, divisions, and related business entities, and their current and former officers, directors, shareholders, employees, agents, representatives and employee benefit programs (including the trustees, administrators, fiduciaries and insurers of such programs). This Release does not waive any rights or claims that may arise after the date the Employee executes this Release, or that cannot be lawfully released. This Release does not modify or affect any vested benefits to which the Employee may be entitled under the terms of the LTIP or any employee benefit plan sponsored by the Company. This Release does not extend to any Claims for indemnification arising under any applicable indemnification obligation of the Company. d. This Release is not intended to prevent or discourage the Employee from filing a claim or charge or participating in an investigation or proceeding of a governmental agency, including any state or federal fair employment practices agency and law enforcement authorities, but the Employee is waiving all rights to monetary, injunctive or other personal relief from the Releasees that may result from that process to the maximum extent permitted by law; provided however that this waiver shall not apply to participation in any investigation or proceeding conducted by the U.S. Securities and Exchange Commission or other agency that precludes such a waiver. The Employee also understands that this Release does not prohibit the Employee from discussing the Employee’s compensation with others; or reporting conduct to, providing truthful information to, or participating in any investigation or proceeding conducted by any federal or state government agency or self-regulatory organization. b. Time to Review & Revoke. i. The Employee has been given a period of up to twenty-one (21) calendar days, if desired, within which to consider this Release and, in the event Employee decides to execute this Release in fewer than twenty-one (21) calendar days, the Employee acknowledges that they have done so with the express understanding that they have been given and declined the opportunity to consider this Release for a full twenty- one (21) calendar days. The Employee further acknowledges that her decision to sign the Release in fewer than twenty-one (21) calendar days was not induced by the Company through fraud, misrepresentation, or a threat to withdraw or alter the offer prior to the expiration of the twenty-one (21) day time period. The Employee agrees with the Company that changes, whether material or immaterial, do not restart the running of twenty-one (21) day consideration period. ii. The Employee has the right to revoke the Release under the ADEA within seven (7) calendar days from the date Employee executes this Release. The Release shall not be effective until such seven (7)-day revocation period has expired without the Employee having exercised these revocation rights. Thus, the Release will become final, binding and enforceable on the eighth (8th) calendar day after the Employee executes and delivers this Release to the Company, provided it has not been duly

-3- revoked in accordance with the terms herein. If the Release is revoked, the Release will be ineffective and the Company will not provide the monthly consulting fees for the months of March and April set forth in Section 1(b). Notice of revocation must be made in writing by the Employee and received by the Company within seven (7) calendar days from the date the Employee executes this Release. In order to constitute notice of acceptance and/or revocation hereunder, such notice must be delivered to: Fernando Contreras, Corporate Secretary Baker Hughes Company 575 N. Dairy Ashford, Suite 100 Houston, Texas 77079 [Remainder of page left intentionally blank.]

[Signature Page to Release]  I acknowledge that I understand this Release includes the release of all claims. I understand that I am waiving unknown claims and I am doing so voluntarily and intentionally. Employee ____________________________ Nancy Buese Date: _______________________